PROSPECTUS DATED SEPTEMBER 9, 2014

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

CLASS I SHARES (Ticker: JAIMX)

CLASS A SHARES (Ticker: JAAMX)

CLASS C SHARES (Ticker: JACMX)

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”) is managed by James Alpha Management, LLC (the “Manager”) and sub-advised by investment advisers selected and supervised by the Manager.  Shares of the Portfolio are available to investors and advisory services.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY

Investment Objective:  The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Fees and Expenses of the Portfolio.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Class A	Class I	Class C
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE	1.00%(1)
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees	2.00%	2.00%	2.00%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE	1.00%
Other Expenses (2)	0.88%	0.88%	0.88%
Acquired Fund Fees and Expenses (3)	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	3.14%	2.89%	3.89%
Expense Waiver/Reimbursement	(0.38)%	(0.38)%	(0.38)%
Total Annual Portfolio Operating Expenses (After Expense Waiver/Reimbursement)(4)	2.76%	2.51%	3.51%

(1)  Only applicable to redemptions made within one year after purchase (See “Contingent Deferred Sales Charge”).

(2)  Other Expenses are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)   Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total

Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, through December 31, 2015, (each an “Expense Cap”).  This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.  The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap in place at the time the expense was incurred.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

	One Year	Three Years
Class A	$838	$1,454
Class I	$254	$859
Class C	$454	$1,152

IF YOU HELD YOUR SHARES

	One Year	Three Years
Class A	$838	$1,454
Class I	$254	$859
Class C	$354	$1,152

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance.  No portfolio turnover is shown as the Portfolio had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies.  The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager.  The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies.  The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy.  The Manager also has discretion to manage directly all or a portion of such investment strategies.  By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that will be employed by the Portfolio include the following:

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Equity Strategies.  The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies.  Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities.  A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset.  The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets.  The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions.  The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles).  Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps, that provide equity exposure.  Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.

•

Real Estate-Related Strategies.  The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies.  REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs).   The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies.  The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.

•

Master Limited Partnership (MLP) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs.  MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes.  Interests in MLPs trade on a public stock exchange, similar to stock of corporations.  ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period.  Like MLPs, interests in ETNs trade on a public exchange.

The Portfolio will primarily invest in MLPs, or MLP-related ETNs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles.  The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies.  The Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged exchange-traded funds (“ETFs”) that have an economic leveraging effect.  Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage.  To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

Principal Investment Risks.  There is no assurance that the Portfolio will achieve its investment objective.  The Portfolio share price will fluctuate with changes in the market value of its portfolio investments.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Counterparty Risk. Certain “over-the-counter” derivative instruments, such as over-the-counter swaps and options, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the issuer (counterparty) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).  The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or sub-adviser anticipated. The Portfolio may incur higher taxes as a result of its investing in derivatives.

Special Risks of Options. If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, adverse political developments and lack of timely information than those in developed countries.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged.  The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets.  Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note.

Foreign Securities Risk. The Portfolio's foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

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Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

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Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.

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Slowdowns in new construction and acquisitions can limit growth potential.

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A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

•

Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.

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Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.

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Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.

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Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

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Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk.  To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Limited Experience Risk.  Prior to the Portfolio, the Manager had no experience directly managing an open-end mutual fund.  In addition, Cross Ledge, Bullesye and Yorkville, sub-advisers to the Portfolio, have no experience acting as an adviser or sub-adviser for an open-end mutual fund.  The experience of the portfolio managers employed by the Manager and Sub-Advisers is described in the section of the prospectus titled “Management of the Portfolio - Portfolio Managers.”

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results.  For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance.   In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.  Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies.

MLP Risk.  An MLP is a public limited partnership or limited liability company.  Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market.  The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.  However, MLP interests may be less liquid than conventional publicly traded securities.  The risks of investing in an MLP are similar to those of investing in a partnership , including more flexible governance structures, which could result in less protection for investors than investments in a corporation.  Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.  In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio invests in REITs and publicly traded real estate and real estate-related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a portfolio that does not make such investments.  The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks.  These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

Short Sales Risk.  Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations.  The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance.  Since the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager and Sub-Advisers.  James Alpha Management, LLC is the Portfolio’s manager (the “Manager”).  Ascent Investment Advisors, LLC (“Ascent”), Bullseye Asset Management LLC (“Bullseye”), Cross Ledge Investments LLC (“Cross Ledge”) and Yorkville Capital Management LLC (“Yorkville”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”).  The Manager monitors the performance of the Sub-Adviser.

Portfolio Managers.  The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2014.
James S. Vitalie	President of the Manager, and has managed the Portfolio since its inception in 2014.
Michael J. Montague	Chief Operating Officer and Chief Compliance Officer of the Manager, and has managed the Portfolio since its inception in 2014.
Andrew J. Duffy, CFA	President of Ascent, and has managed the Real Estate-Related Strategies portion of the Portfolio since its inception in 2014.
William H. Bales	Portfolio Manager and Member at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.

Jakob V. Holm, CFA	Portfolio Manager, Member and Chief Compliance Officer at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Lori Wachs, CFA	President and Founding Member of Cross Ledge, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Marshall Bassett	Chief Investment Officer and Founding Member of Cross Ledge, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Barry Gladstein, CFA	Chief Administrative Officer and Founding Member of Cross Ledge, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Darren R. Schuringa, CFA	Founder of Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
James A. Hug	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
Leonard Edelstein	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
George B. Clairmont	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
Nicholas Jenks	Chief Global Strategist at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
R. Brentwood Strasler	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.

Purchase and Sale of Portfolio Shares.  Generally, the minimum initial investment in the Portfolio is $2,500 for Class A and Class C shares.  The investment minimum for Class I shares of the Portfolio is $2 million, subject to certain exceptions.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information.  Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation.  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask you salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Overview: The Manager of Managers Approach

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio.  The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Portfolio.  Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below).  The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification.  Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objective or strategies.  The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Investment Objective

The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.  The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager.  The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies.  The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy.  The Manager also has discretion to manage directly all or a portion of such investment strategies.  By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that may be employed by the Portfolio include the following:

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Equity Strategies.  The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies.  Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities.  A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset.  The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets.  The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions.  The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles).  Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps, that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.

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Real Estate-Related Strategies.  The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded REITs, including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies.  REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs).  The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors.  The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.

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Master Limited Partnership (MLP) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs.  MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes.  Interests in MLPs trade on a public stock exchange, similar to stock of corporations.  ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period.  Like MLPs, interests in ETNs trade on a public exchange.

The Portfolio will primarily invest in MLPs, or MLP-related ETN’s, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles.  The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies.  The Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged ETFs, that have an economic leveraging effect.  Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage.  To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

The Portfolio’s investments in the types of securities described in this prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this prospectus.  The Portfolio may also invest in securities and other investments not described in this prospectus.  Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

Other Investment Strategies

The Portfolio may employ a market neutral investment strategy, although initially does not expect that this will be a principal investment strategy of the Portfolio.  Market neutral strategies employ quantitative techniques to analyze price and other technical data and forecast future price movements of equity securities, sectors or markets, on which purchase and sale decisions can be made.  These quantitative techniques include factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are believed to be either attractive or unattractive investments.  These investments are then typically paired as one long (attractive) position and one short (unattractive) position in equal dollar amounts, so as to be “market neutral” when combined.  Statistical arbitrage/trading strategies use statistical data, such as statistical measures of a security’s return and risk characteristics, as their inputs instead of fundamental data, to achieve the same dollar market neutral strategy and objective.

The Portfolio’s market neutral strategies, if used, may gain equity exposure through investments in individual stocks or through derivative instruments, such as options, futures or swaps that provide equity exposure.  The Portfolio’s ability to generate positive returns from its market neutral strategies will depend on whether, in a rising market, the Portfolio’s long positions increase in value more than the securities underlying the Portfolio’s short positions and, in a declining market, whether the securities underlying the Portfolio’s short positions decrease in value more than the Portfolio’s long positions.

The “Principal Investment Strategies” and “Other Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders.  For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the Portfolio

Sub-Advisers.  To achieve the Portfolio’s investment objective, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach.  The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio.  These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.  The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers.  The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management.  The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Temporary or Cash Investments.  Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above.  The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Portfolio not achieving its investment objectives during that period.  To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio.  There is no assurance that the Portfolio will achieve its investment objective.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Counterparty Risk. Individually negotiated or over-the-counter derivatives, such as over-the-counter swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Portfolio to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Special Risks of Options. If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Over-the-counter swap transactions are two-party transactions and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Over-the-counter swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Other factors include transaction costs, delays in settlement procedures, adverse political developments and lack of timely information.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged.  The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets.  Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note.

Foreign Securities Risk. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

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Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

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Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.

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Slowdowns in new construction and acquisitions can limit growth potential.

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A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

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Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.

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Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.

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Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.

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Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

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Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk.  To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Leverage Risk. Leverage exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. The Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage , which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Limited Experience Risk.  Prior to the Portfolio, the Manager had no experience directly managing an open-end mutual fund.  In addition, Cross Ledge, Bullesye and Yorkville, sub-advisers to the Portfolio, have no experience acting as an adviser or sub-adviser for an open-end mutual fund.  The experience of the portfolio managers employed by the Manager and Sub-Advisers is described in the section of the prospectus titled “Management of the Portfolio - Portfolio Managers.”

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results.  For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies.  The sub-advisers investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance.   In addition, the Portfolio’s

multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or Sub-Adviser is incorrect.

Medium and Small Capitalization Company Risk.  Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices.  This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.  Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.

MLP Risk.  An MLP is a public limited partnership or a limited liability company.  Investment in MLPs involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market.  The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.  However, MLP interests may be less liquid or trade less frequently than conventional publicly traded securities.  Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Portfolio to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the sub-adviser believes it is desirable to do so. This may affect adversely the Portfolio’s ability to make dividend distributions.

The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation.  Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.  In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs are generally considered interest-rate sensitive investments and, accordingly, during periods of interest rate volatility these investments may not provide attractive returns.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate and real estate-related securities. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks.  These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

Short Sales Risk.  If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIO

The Manager

The Portfolio has entered into an Investment Management Agreement (“Management Agreement”) with James Alpha Management, LLC, located at 515 Madison Avenue, New York, New York 10022, under which the Manager manages the Portfolio’s investments subject to the supervision of the Board of Trustees.  The Manager specializes in identifying, seeding, and growing alternative investments for institutional and individual investors, and is a registered investment adviser.  As of June 30, 2014, the Manager managed approximately $54 million in assets.  Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 2.00% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers.  The Manager also maintains related records for the Portfolio.

The Manager has filed for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”), which, if obtained, will permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. Under the manager of managers structure, the Manager will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Portfolio to be increased or change the Manager’s obligations under the investment advisory agreement, including the Manager’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval. The Portfolio’s ability to implement its multi-manager strategy will depend on receipt of this exemptive order. If the Manager does not receive the exemptive order, the Portfolio will not be able to hire new sub-advisers without a shareholder vote.

The Manager may invest the Portfolio’s assets in securities and other instruments.  The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk.  The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total annual Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commission, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses for the Portfolio) do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets, for Class A, Class I and Class C shares respectively, through December 31, 2015.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap in place at the time the expense was incurred.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreements will be included in the Portfolio’s first report to shareholders issued after the commencement of the Portfolio’s operations.

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio.  Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager.  The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objective.  Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser.  Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

Ascent Investment Advisors, LLC

The Manager has entered into a sub-advisory agreement with Ascent to manage the real estate-related strategies portion of the Portfolio’s assets.  Ascent is located at 5690 DTC Blvd., Suite 130W, Greenwood Village, Colorado 80111.  Ascent is wholly owned by Ascent Investment Partners, LLC (AIP), which is minority owned by the Manager.  The Manager and AIP are heretofore affiliated.  Ascent is focused on real estate-related investments.  As of June 30, 2014, Ascent managed approximately $348 million in assets. For its sub-advisory services to the Portfolio, Ascent receives from the Manager compensation based on the Portfolio’s average daily net assets at a maximum rate of 0.50%.

Bullseye Asset Management LLC

The Manager has entered into a sub-advisory agreement with Bullseye to manage certain assets in the equity strategies portion of the Portfolio’s assets.  Bullseye is located at 8055 East Tufts Avenue, Suite 720, Denver, Colorado 80237.  Bullseye is focused on investing in small cap equities.  As of June 30, 2014, Bullseye managed approximately $43 million in assets.

Cross Ledge Investments LLC

The Manager has entered into a sub-advisory agreement with Cross Ledge to manage certain assets in the equity strategies portion of the Portfolio’s assets.  Cross Ledge is located at 100 South Broad Street, Suite 1605, Philadelphia, Pennsylvania 19110.  Cross Ledge is focused primarily on investing in small capitalization companies in the consumer, energy and industrial sectors.  As of June 30, 2014, Cross Ledge managed approximately $21 million in assets.

Yorkville Capital Management LLC

The Manager has entered into a sub-advisory agreement with Yorkville to manage a portion of the Portfolio’s assets using its MLP-related strategy.  Yorkville is located at 950 Third Avenue, New York, New York 10022.  Yorkville’s MLP-related strategy is designed to try to meet the needs of investors looking for high-income producing investment vehicles with capital appreciation potential.  As of June 30, 2014, Yorkville had approximately $164 million in assets under management.

The Manager has entered into various agreements with each of Bullseye, Cross Ledge, and Yorkville to distribute various products and services of these advisers. These distribution agreements do not relate to or involve the services provided to the Portfolio by these Sub-Advisers.

Portfolio Managers

Manager

Kevin R. Greene, James S. Vitalie and Michael J. Montague are responsible for the day-to-day management of the segment of the Portfolio’s portfolio managed by the Manager, as well as for oversight of the Portfolio’s portfolio managed by the Sub-Advisers.

Kevin R. Greene serves as a Managing Partner of the Manager, and is responsible for overseeing the day to day management of the firm.  Mr. Greene is the former Chairman & CEO of Capital Resource Holdings, LLC the holding company parent of CRA RogersCasey, one of the leading pension consulting firms in the United States.  Prior to CRA RogersCasey, he founded Bryant Park Capital, a privately held investment bank specializing in private equity financing and mergers and acquisitions for both private and public companies in the U.S. and Europe. Since 1991, Mr. Greene has served as the Chairman and CEO of KR Group, an international consulting and investment banking firm which he founded.

James S. Vitalie serves as President of the Manager and has over 20 years of experience successfully building financial services firms. Formerly the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, Mr. Vitalie was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. At Curian, Mr. Vitalie created the infrastructure of the asset management firm, developed and executed its strategic plan, and served as the Chairman of the Investment Policy Committee. Additionally, Mr. Vitalie was President of Foliofn Institutional, a financial services and technology company.  As President of Century Business Services (CBZ) Retirement and Wealth Management Services division Mr. Vitalie created the strategic direction of the company, led the acquisition and integration efforts for the division and established their broker dealer and registered investment advisor. While at CBZ Mr. Vitalie was also responsible for securing the financing and launching of Allbridge Solutions as well as serving as its President and COO. Prior to CBZ, Mr. Vitalie was a partner at The Benefits Group, where he was responsible for the pension and investment services group. Lastly, Mr. Vitalie practiced corporate transactional law at Eckert, Seamans, Cherin & Mellott.  Mr. Vitalie is also an officer of the Trust.

Michael J. Montague serves as Chief Operating Officer of the Manager and is responsible for daily operations of the Manager as well as independent risk monitoring for the Manager’s funds.  Most recently Mr. Montague worked as a Portfolio Manager for a global macro fund primarily responsible for commodity research and trading. Mr. Montague previously served as a Portfolio Manager for Chapin Hill Advisors, Inc., overseeing asset allocation, trading, and investment activity. Prior to Chapin Hill Advisors, Mr. Montague served as a Portfolio Manager for the Cayuga MBA Fund LLC, a long/short equity hedge fund. He began his career with Schlumberger where he spent six years working as a Senior Geophysicist in Schlumberger’s Oilfield Services division.

Sub-Advisers

Ascent Investment Advisors, LLC

Andrew J. Duffy, CFA is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Ascent.  Mr. Duffy is the President of Ascent and has over 19 years of global real estate securities experience in the private and public markets.  Prior to joining Ascent, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities.  Mr. Duffy has also worked at Hunter Global Investors, L.P., where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund.

Bullseye Asset Management LLC

William H. Bales and Jakob V. Holm, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Bullseye.  Mr. Bales serves as Portfolio Manager and Member of Bullseye and has 20 years experience investing in small cap equities.  Prior to joining Bullseye, Mr. Bales served as the Portfolio Manager at Janus Capital Management responsible for the Janus Venture Fund and separately managed portfolios in the Small Cap Growth discipline.  Mr. Holm serves as Portfolio Manager,Member, and Chief Compliance Officer of Bullseye and has 16 years of investment experience.  Prior to joining Bullseye, Mr. Holm served as the Portfolio Manager at Janus Capital Management responsible for the Janus Adviser Small Company Value Fund, Janus Aspen Small Company Value Fund and separately managed portfolios in the Small Company Value discipline.

Cross Ledge Investments LLC

Lori Wachs, CFA, Marshall Bassett and Barry Gladstein, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Cross Ledge.  Ms. Wachs is the President and Founding Member of Cross Ledge and has over 21 years of investment experience.  Prior to joining Cross Ledge, Ms. Wachs was Portfolio Manager on Delaware Investments’ Emerging Growth team.  Mr. Bassett is the Chief Investment Officer and Founding Member of Cross Ledge and has over 26 years of investment experience.  Prior to joining Cross Ledge, Mr. Bassett was a member of Delaware Investments’ Emerging Growth team and served as the group’s Chief Investment Officer.  Mr. Gladstein is the Chief Administrative Officer and Founding Member of Cross Ledge and has over 15 years of investment experience.  Prior to joining Cross Ledge, Mr. Gladstein was a Portfolio Manager on Delaware Investments’ Emerging Growth team.

Yorkville Capital Management LLC

Darren R. Schuringa, CFA, James A. Hug, Leonard Edelstein, George B. Clairmont, Nicolas Jenks, and R. Brentwood Strasler are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Yorkville.  Mr. Schuringa is the Founder of Yorkville, prior to which he was Partner with Estabrook Capital Management and co-Portfolio Manager of a Morningstar five-star rated energy-centric mutual fund.  Mr. Hug is a Portfolio Manager at Yorkville and a pioneer in MLP Research and investing. Prior to joining Yorkville, Mr. Hug worked at Janney Montgomery Scott for over 20 years where he conducted independent research on the MLP asset class.  Mr. Edelstein is a Portfolio Manager at Yorkville and the first member of the Yorkville investment team to discover the MLP asset class.  Mr. Edelstein has over 30 years of investment experience, specializing in MLP investment for over 20 years.  Prior to joining Yorkville, Mr. Edelstein was a Vice President with Morgan Stanley.  Mr. Clairmont is the Founder and Chief Investment Officer of Clairvest Corporation and brings over 36 years of investment experience to Yorkville.  Mr. Clairmont has served as director on two NYSE and two NASDAQ boards, on the boards of two private equity companies, and was the Principal on two private REITs.  Mr. Clairmont is also the co-author of Street Smart Investing.  Mr. Jenks is the Chief Global Strategist at Yorkville.  Prior to joining Yorkville, Mr. Jenks headed the U.S. Embassy Office in Goma, in the Democratic Republic of the Congo, and was the Director of Programs for the U.S. Agency for International Development in the Democratic Republic of Congo.  Mr. Strasler is a Portfolio Manager at Yorkville and has over 20 years of experience in the investment and private equity business.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio.

SUPERVISION

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.  SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Trust.  As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model.  The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.  Shares of the Portfolio and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Portfolio and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Portfolio of the assets of one or more Saratoga Funds (each, a “sleeve”).  Any such allocation would increase the Portfolio’s assets and, therefore, the management fees of the Portfolio payable to the Manager.  Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to SCM, which acts as supervisor but not investment adviser to the Portfolio.  The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Portfolio, less any supervision fees that SCM receives from the sleeve that is allocated to the Portfolio.  Any such reimbursement will be paid by the Manager and not out of the assets of the Portfolio.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s transfer agent.

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of the Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called “net asset value,” is based on the value of the Portfolio’s investments.

The NAV per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.  Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolio’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Portfolio in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below. Make all checks payable to the Portfolio. The Portfolio will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Not all share classes may be available in all states.

Note: Gemini Fund Services, LLC, the Portfolio’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.
Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The post office’s receipt of information regarding a purchase request in the above P.O. Box is deemed to be receipt of the request by the Portfolio.

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Portfolio and account number.

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The amount of the transaction (in dollars or shares).

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Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Trust’s portfolios by identifying the investor’s risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor’s account and recommending any appropriate changes in the allocation of assets among the Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor’s financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor’s investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING.   For Class A and Class C shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $2 million, which minimum would be waived for an investment adviser/broker making an allocation to the Portfolio’s Class I shares aggregating $2 million or more within 90 days. If the adviser/broker does not purchase $2 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $2 million and the aggregate total invested during the 90 days until aggregate purchases total $2 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $1 million, then the adviser/broker would have to make a single aggregate purchase of at least $1 million to make

future purchase of less than $2 million).   In addition, the minimum initial investment for Class I shares of the Portfolio may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in: (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs:  (iv) certain retirement plans investing directly with the Portfolio; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Portfolio. With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of the Manager, the Sub-Advisers, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor may from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CLASS C SHARES - CONTINGENT DEFERRED SALES CHARGE

Class C shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most Class C shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of Class C shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for Class C shares made during the one year preceding the redemption. In addition, Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Class C shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. The CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CHOOSING A SHARE CLASS

Description of Classes. The Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares. The Portfolio has three classes of shares – Class I shares, Class A shares and Class C shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Class I shares are no-load shares that do not require that you pay a sales charge. If you purchase Class I shares of the Portfolio you will pay the NAV next determined after your order is received.

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Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% annual Rule 12b-1 distribution and servicing fee. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

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Class C shares are sold without an initial sales charge, however a CDSC of 1% will be imposed on most shares redeemed within one year after purchase. Certain shareholders may be eligible for CDSC waivers, as described in “CDSC Waivers”. The Class C shares are also charged a 1.00% annual Rule 12b-1 distribution and servicing fee.

MORE ABOUT CLASS A SHARES

Class A shares of the Portfolio are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% annually of average daily net assets, which are assessed against the shares of the Portfolio.

If you purchase Class A shares of the Portfolio you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

CLASS A SHARES  REDUCED SALES CHARGE INFORMATION

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolio.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3,4]	None	None	None

1   Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set for above because of rounding that occurs in the calculation used to determine your sales charge.

2   At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” above for further information.

4  The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $1 million to $ 3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code (the “Code”), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

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Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

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Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or SCM.

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Clients of financial intermediaries that have entered into arrangements with the Distributor or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or SCM.

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Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.

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Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. SCM in its sole discretion may waive these minimum dollar requirements.

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Reinvestment of capital gains distributions and dividends.

CLASS A CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase. The CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares and Class C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the average net assets of each share class. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Portfolio as an expense in the year it is accrued. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies.  To the extent that the Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which the Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The post office’s receipt of a redemption request in the above P.O. Box is deemed to be receipt of the request by the Portfolio.

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Portfolio by the Financial Intermediary’s customers and to collect the Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.”  The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.  Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. If the Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount.  Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a Saratoga Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from the Portfolio or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Portfolio or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS.  The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Portfolio declares and pays dividends from net investment income, if any, annually.  Distributions of net realized long-term and short-term capital gains, if any, earned by the Portfolio will be made annually. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.  The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS.  You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes.  If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on

December 31 of the prior year. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.”  At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. A portion of the ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, dividends paid to shareholders from the Portfolio’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. Further, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. A portion of the ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

A portion of the Portfolio’s distributions is expected to be treated as a return of capital for tax purposes.  For example, because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Additionally, cash distributions made by the MLPs in which the Portfolio invests are expected to exceed the Portfolio’s allocable share of the income of such MLPs on a current basis as a result of depreciation and other deductions applicable to such MLPs.  This can result in a portion of distributions paid by the Portfolio derived from such MLP investments being treated as a return of capital.  Return-of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

MEDICARE TAX.  For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

BACK-UP WITHHOLDING.  By law, each Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of your taxable distributions or redemption proceeds.

OTHER.  Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income. The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2014 (or a later date if extended by the U.S. Congress), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Portfolio after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Portfolio shares paid by the Portfolio after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them.  The Portfolio may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options. Any such payments will not change the NAV of the price of the Portfolio’s shares.

In addition, the Portfolio or its distributor may also make payments to financial intermediaries for certain administrative services, including record keeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolio and/or its agents. The fees payable by the Portfolio under this category of services are subject to certain limitations approved by the Board and, to the extent paid, will increase expenses of the Portfolio. These expenses are not separately identified in the fee table under the section titled “Fees and Expenses of the Portfolio” but rather are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

Prior to the date of this prospectus, the Portfolio had not yet commenced operations, therefore, Financial Highlights are not yet available.

Privacy Policy Notice for The Saratoga Advantage Trust

                                                                                                                                                                                      Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

CLASS I SHARES (Ticker: JAIMX)

CLASS A SHARES (Ticker: JAAMX)
CLASS C SHARES (Ticker: JACMX)

PROSPECTUS

Additional information about the Portfolio’s investments will be available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 9, 2014

James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”)

CLASS I SHARES (Ticker: JAIMX)

CLASS A SHARES (Ticker: JAAMX)

CLASS C SHARES (Ticker: JACMX)

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Portfolio’s Class I, Class A and Class C PROSPECTUS, dated September 9, 2014.  A copy of the PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

Prior to the date of this SAI, the Portfolio had not yet commenced operations, therefore, financial statements are not yet available.

To obtain copies of any of the Trust’s Prospectuses and/or Annual or Semi-Annual Shareholder Reports, when available, free of charge, please write Saratoga Capital Management, LLC, 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395-1279 or call toll free at 1-800-807-FUND (1-800-807-3863).

FUND HISTORY

The Saratoga Advantage Trust (the “Trust”) was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Portfolio is advised by investment advisers, also referred to herein as Advisers, managed by James Alpha Management, LLC (the “Manager” or “James Alpha Management”) and supervised by Saratoga Capital Management, LLC (“Saratoga”).  The Portfolio is structured as a multi-manager portfolio and the Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies.  The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy.

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Portfolio is a diversified fund within the meaning of the 1940 Act.

The investment objective and policies of the Portfolio are described in the Prospectus. A further description of the Portfolio’s investments and investment methods appears below. Principal investments of the Portfolio are described in the Prospectus.  Except as indicated by an asterisk (*) the investments below are not considered principal by the Portfolio.

EQUITY SECURITIES.* An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.   Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent the Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Portfolio.  As a result, its performance can be more volatile and it faces greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

CONVERTIBLE SECURITIES. The Portfolio may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio’s objective.

WARRANTS.  The Portfolio may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio’s entire investment therein).

OTHER INVESTMENT COMPANIES.  The Portfolio may invest up to 100% of its net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”).  The Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”) and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes the Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section  12(d)(1) shall not apply to securities purchased or otherwise acquired by the Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 under the 1940 Act provides, however, that the Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio  exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolio may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

EXCHANGE-TRADED FUNDS.  An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security.  Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close.  Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  The ETFs in which the Portfolio invests may be subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price.  To the extent that the ETFs in which the Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

EXCHANGE-TRADED NOTES.   The Portfolio may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. The Portfolio may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments.

The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ZERO-COUPON SECURITIES. The Portfolio may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

BELOW INVESTMENT GRADE DEBT SECURITIES.  The Portfolio may invest in debt securities that are rated below “investment grade” by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Advisers to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Portfolio’s investment objective may be more dependent on an Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Portfolio. In addition, the Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. The Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolio may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. The Portfolio may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Portfolio may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are secured by groups of individual mortgages but are similar to conventional bonds where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL PAPER. The Portfolio may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for the Portfolio.

The commercial paper obligations, which the Portfolio may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio’s Advisers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest in illiquid or restricted securities in accordance with the investment restrictions described under  “Investment Restrictions.”  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.  Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES.  Notwithstanding the above, the Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Adviser, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolio may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”).  The Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

BORROWING.  The Portfolio may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Portfolio’s net asset value and on the Portfolio’s investments.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The Portfolio may also borrow funds to meet redemptions or for emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the Portfolio’s assets taken at value. The Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing the Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for the Portfolio’s securities loans and manages collateral received in connection with these loans. The Portfolio bears any losses with respect to reinvested collateral.  A portion of the profits generated from lending portfolio securities is paid to the Fund's collateral reinvestment agent. Any costs of lending are not included in the Portfolio’s fee table contained in the Prospectus. The Portfolio reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Portfolio’s proxy voting policies and procedures.

WHEN-ISSUED SECURITIES. The Portfolio may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. The Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of the Portfolio would be so committed.  This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk.  The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.  Leveraging may cause the portfolio to be more volatile than if the Portfolio had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

HEDGING.* The Portfolio may use certain Hedging Instruments. To engage in short hedging, the Portfolio would, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, the Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that the Portfolio may use is provided below.

FINANCIAL FUTURES.* No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the futures commission merchant. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or by entering into an offsetting position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Portfolio may elect to close out some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

     Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

     Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Portfolio.

     Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified rate for Eurodollar futures is the London Interbank Offered Rate (“LIBOR”) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS.* When the Portfolio writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. The Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, the Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When the Portfolio purchases an American call option  (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“OTC”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written the Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction.  In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written by the Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, the Portfolio will direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer of an American put continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put  option). Buying a put on securities or futures held by it permits the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits the Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by the Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio’s Advisers, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when the Portfolio sells a cash-settled future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it. When the Portfolio sells a physically settled future, it will segregate such debt instruments in an amount equal to the notional value of such future, less the margin deposit applicable to it.

COMMODITY EXCHANGE ACT (CEA) EXCLUSION.  The Trust, with respect to the Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder, with respect to the Portfolio’s operations.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When the Portfolio uses appropriate instruments, which are used to hedge the Portfolio’s positions (“Hedging Instruments”), to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

SWAP AGREEMENTS.*  The Portfolio may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other investments without actually purchasing those securities or instruments, or to hedge a position.  OTC swap agreements are two-party contracts entered into for periods ranging from a day to more than one year.  In a standard OTC “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Under Dodd-Frank, certain standardized swap agreements have become subject to mandatory clearing through a central clearinghouse.  Currently interest swap agreements and certain credit default swap agreements are required to be cleared.  The Dodd-Frank Act and related CFTC and SEC regulation will also require exchange-trading of those swaps that are subject to mandatory clearing.  Exchange-trading of interest rate swaps is expected to occur in 2014.

Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements typically do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the other party to a swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults.

The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  The Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for the Portfolio’s illiquid investment limitations.  The Portfolio will not enter into any OTC swap agreement unless the Manager and/or Adviser believes that the other party to the transaction is creditworthy.  The Portfolio bears the risk of loss of the amount expected to be received under an OTC  swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

Cleared swaps will be entered into through a futures broker, and the Portfolio will similarly not enter into a swap clearing relationship unless the Manager and/or Adviser believes the futures broker is creditworthy.

The Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any OTC swap agreement entered into by the Portfolio will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The  Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Commonly used swap agreements include:

     Credit Default Swaps (“CDS”):  Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. The Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

The Portfolio may buy a CDS (buy credit protection). In this type of transaction the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the

Reference Obligation, the Portfolio would cease making premium payments and, if physically settled CDS, it would deliver defaulted bonds to the seller. In return, the seller would generally pay the par value of the Reference Obligation to the Portfolio. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, the Portfolio may sell a CDS (sell credit protection). In this type of transaction the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and, if physically settled CDS, deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the par value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio receives the premium payments over the life of the contract, and no other exchange occurs.

     Credit Default Index (“CDX”).  A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par  value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to  Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate.

     Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

EXPOSURE TO FOREIGN MARKETS.* Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Portfolio may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Advisers to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-

dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.  Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolio invests in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.

STRUCTURED NOTES.  The Portfolio may invest in structured notes and indexed securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.  Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.  Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolio.

EVENT-LINKED BONDS.  The Portfolio may invest in event-linked bonds.  The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Portfolio’s investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

FOREIGN CURRENCY TRANSACTIONS.* When the Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolio will conduct its foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. The Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. The Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolio may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although the Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the Portfolio may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. In addition, their market value is expected to rise and fall as the value of the underlying index rises and falls.  The market value of their shares may differ from the net asset value of the particular fund. If the Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Portfolio nor its Advisers will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A

“pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolio does not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which the Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS.* The Portfolio may invest without limit in repurchase agreements.  A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as the Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Portfolio for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate.  As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially.  In addition, the Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default.  The Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio’s Advisers or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolio has adopted standards for the sellers with whom they will enter into repurchase agreements.  The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolio may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS.  Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as the Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Portfolio will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in these transactions.

SHORT SALES.* The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS.  Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s shares.  Redemptions by large account holders of their shares in the Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Adviser or Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii), except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and limitations.

The Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the the Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Shares of the Portfolio will be voted separately on matters affecting only the Portfolio, including approval of changes in the fundamental investment policies of the Portfolio.

All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities and, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     3.

Invest 25% or more of its total assets in securities of issuers in any one industry;

     4.

Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets;

     5.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Portfolio from (a) engaging in transactions involving currencies, (b) engaging in futures contracts and options on futures contracts, (c) investing in securities that are linked to or secured by commodities or by indices, (d) purchasing and selling commodity-linked derivative instruments and commodity interests, including but not limited to swap agreements, as well as options on such commodity-linked derivative instruments and commodity interests;

     6.

 Purchase or sell real estate or real estate mortgage loans, except that the Portfolio may invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.  In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolio’s ownership of such securities;

     7.

Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     8.

Issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in transactions in derivative instruments or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio; or

9.

Make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio.

The Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio’s Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Portfolio in these securities.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, the Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options and forwards, swaps and other derivative instruments, are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”).  Pursuant to the Policy, Saratoga may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and Saratoga’s fiduciary duties to Trust shareholders.  Saratoga may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust.  Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by Saratoga or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.  Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information.  Persons who owe a duty of trust or confidence to the Trust or Saratoga (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.  Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure.  As required by Section 30 of the 1940 Act, the Trust discloses the Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain the Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure.  The Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. The Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure.  Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of the Portfolio, which typically includes the Portfolio’s top holdings.

The Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIO

As of the date of this SAI, the Manager, which provided the initial capitalization for the Portfolio, owned 100% of the Portfolio and was deemed to control the Portfolio. It is anticipated that over time, as the Portfolio’s shares are sold to the public, this percentage will decline.  From time to time, certain other shareholders may own a large percentage of the shares of the Portfolio. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Jonathan W. Ventimiglia and James S. Vitalie are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of Saratoga or the Manager.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 59 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	15	Co-Chair, Business and Labor Coalition of New York (2006-2011)
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 72 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	15	None
Udo Koopmann, 73 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired	15	None
Floyd E. Seal, 65 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	15	None

Stephen H. Hamrick, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer); President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Managing Director, WP Carey & Co. (2001-2006) (Real Estate Investments and Management); Chairman/President, Carey Financial Corp. (1994-2006) (broker-dealer)	15	None
OFFICERS:
Stephen Ventimiglia, 58 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	15	None
Jonathan W. Ventimiglia, 31 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	15	None
James S. Vitalie, 54 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	15	None

Michael J. Wagner, 63 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present);	15	None

 * Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

  **  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***  Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2013 is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the Trust
Bruce E. Ventimiglia	None	over $100,000
Patrick H. McCollough	None	over $100,000
Udo W. Koopmann	None	$10,001 - $50,000
Floyd E. Seal	None	$1 - $10,000
Stephen H. Hamrick	None	$50,001 - $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”).  The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Saratoga and other service providers to the Trust.  Saratoga is responsible for overseeing the day-to-day business affairs of the Trust.  The Manager is responsible for selecting and overseeing one or more sub-advisers to manage one or more investment strategies of the Portfolio.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust.  The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with Saratoga, the Manager, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and as a Trustee of the Trust since September 1994.  Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council.  In addition, he was previously Co-Chair of the Business and Labor Coalition of New York.

Patrick McCollough

Mr. McCollough has business and financial experience through his consulting relationship to a law and government relations firm, his former service as a partner in a law firm, and as a Trustee of the Trust since September 1994.  Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his service as President and Chief Executive Officer of Terra Securities, LLC, a broker-dealer, and through his former service as President of Lightstone Value REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investment banking firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met six times during the fiscal year ended August 31, 2013.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees.  Messrs. Seal, Koopmann and McCollough are members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended August 31, 2013. Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities.  In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders.  The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight.  The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel.  As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs.  The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  The Trust faces a number of risks, such as investment-related and compliance risks.  Personnel of Saratoga and the Manager seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Portfolio.  Under the overall supervision of the Board, the Manager employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of Saratoga and the Manager and other service providers such as the Trust’s independent accountants, may report to the Audit

Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of April 12, 2012, each Independent Trustee will receive fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Trust’s portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million and above	$4,000	$800	$500

Such compensation is paid by the Portfolio in proportion to the Portfolio’s assets relative to the aggregate of all of the Trust’s portfolios’ assets.

As of December 31, 2013, each Independent Trustee will receive fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million to $349,999,999	$4,000	$800	$500

$350 million to $399,999,999	$4,500	$900	$500
$400 million and above	$5,000	$1,000	$500

Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets, with the exception of the U.S. Government Money Market Portfolio for which the Trustees have agreed to waive their fees.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2013.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$20,444.85	N/A	N/A	$20,444.85
Udo W. Koopmann	$20,916.92	N/A	N/A	$20,916.92
Floyd E. Seal	$20,916.92	N/A	N/A	$20,916.92
Stephen H. Hamrick	$17,760.61	N/A	N/A	$17,760.61

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of Saratoga and the Manager, which is responsible for the Portfolio’s day-to-day operations. Four regular meetings and two special meeting of the Trustees were held during the fiscal year ended August 31, 2013.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolio’s financial operations.

As of the date of this SAI, the Trustees and Officers of the Trust as a group owned less than 1% of the Portfolio.

MANAGEMENT AND OTHER SERVICES

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with James Alpha Management, LLC (the “James Alpha Management Agreement”).  Under the James Alpha Management Agreement, subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and polices.  The Manager has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.  The James Alpha Management Agreement was approved by the Board of Trustees on April 11, 2014 for an initial period of two years.  The James Alpha Management Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Management Agreement.  The James Alpha Management Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The James Alpha Management Agreement provides that the Manager, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

The Manager has filed for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”), which, if obtained, will permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. Under the manager of managers structure, the Manager will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Portfolio to be increased or change the Manager’s obligations under the investment advisory agreement, including the Manager’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval. The Portfolio’s ability to implement its multi-manager strategy will depend on receipt of this exemptive order. If the Manager does not receive the exemptive order, the Portfolio will not be able to hire new sub-advisers without a shareholder vote.

In consideration of the services provided by the Manager pursuant to the James Alpha Management Agreement, the Manager is entitled to receive from the Portfolio an investment advisory fee of 2.00% per annum of the Portfolio’s average daily net assets.

The Manager may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement the Manager may have to waive fees and/or reimburse the Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.75%, 2.50% and 3.50%  of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through  December 31, 2015.  The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within  three (3) years of the end of the fiscal year in which  such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for the Portfolio and assets under management in those accounts as of June 30, 2014.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Kevin R. Greene James Alpha Management, LLC	0	$0	0	$0	0	$0	$0
James S. Vitalie James Alpha Management, LLC	0	$0	0	$0	0	$0	$0
Michael J. Montague James Alpha Management, LLC	0	$0	8*	$54*	0	$0	$54
Andrew J. Duffy, CFA Ascent Investment Advisors, LLC	1	$316.2	2*	$24.7*	0	$0	$340.9
William H. Bales Bullseye Asset Management LLC	0	$0	3	$32.4	1	$10.9	$43.3
Jakob V. Holm, CFA Bullseye Asset Management LLC	0	$0	3	$32.4	1	$10.9	$43.3
Lori Wachs, CFA Cross Ledge Investments LLC	0	$0	2*	$21*	0	$0	$21
Marshall Basset Cross Ledge Investments LLC	0	$0	2*	$21*	0	$0	$21

Barry Gladstein, CFA Cross Ledge Investments LLC	0	$0	2*	$21*	0	$0	$21
Darren R. Schuringa, CFA Yorkville Capital Management LLC	2	$381	1	$20	213**	$164**	$571
James A. Hug Yorkville Capital Management LLC	0	$0	0	$0	213**	$164**	$164
Leonard Edelstein Yorkville Capital Management LLC	0	$0	0	$0	213**	$164**	$164
George B. Clairmont Yorkville Capital Management LLC	0	$0	0	$0	0	$0	$0
Nicholas Jenks Yorkville Capital Management LLC	0	$0	0	$0	0	$0	$0
R. Brentwood Strasler Yorkville Capital Management LLC	0	$0	0	$0	0	$0	$0

*Fee received is based on performance of the account.

**Includes performance based fees for nine accounts that totaled $5.4 million in assets under management as of June 30, 2014.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers for their respective portfolio managers.

James Alpha Management, LLC

James Alpha Management is the general partner to privately offered funds that may charge higher fees, including an incentive fee, than the fees charged by the Portfolio.  James Alpha Management may therefore have an incentive to favor such private funds over the Portfolio to the extent that James Alpha Management selects individual investments for both the Portfolio and the private funds (i.e., such selection has not been delegated to a sub-adviser).  James Alpha Management has adopted policies and procedures for fair and consistent allocation of investment opportunities among all of its client accounts that takes into account each account’s investment strategy, cash availability, availability of investments and other factors.  James Alpha Management periodically compares holdings and performance of the various accounts that it manages to identify significant performance disparities among similar accounts that could be indicative of favorable treatment.  James Alpha Management educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement.

In addition, James Alpha Management has a significant ownership interest in Ascent Investment Advisors, LLC (“Ascent”) and, therefore, an interest in its profitability.  This ownership interest may provide an incentive for James Alpha Management to allocate a larger percentage of the Portfolio’s assets to Ascent than would be the case if Ascent was not affiliated with James Alpha Management.  To mitigate this conflict, James Alpha Management follows pre-established guidelines regarding the allocation of the Portfolio’s assets among various asset classes, including the asset class managed by Ascent.  The affiliation between James Alpha Management and Ascent has also been disclosed to and is monitored by the Portfolio’s Board of Trustees.

Separately, James Alpha Management has entered into distribution arrangements with each of Bullseye Asset Management, LLC (“Bullseye”), Cross Ledge Investments LLC (“Cross Ledge”) and Yorkville Capital Management LLC (“Yorkville”) whereby James Alpha Management or its affiliated broker-dealer is paid for distributing or assisting with the distribution of certain private funds and institutional accounts managed by these sub-advisers.  While these arrangements do not create a direct conflict of interest with the Portfolio, they may nonetheless influence James Alpha Management’s decisions regarding whether to recommend a reallocation of assets or a change in subadviser if one of these sub-advisers underperforms.  James Alpha Management’s ownership of Ascent may create a similar conflict.  James Alpha Management is guided by its fiduciary obligations, including its duty to act fairly and in the best interest of its clients, in making all decisions regarding the Portfolio.

Bullseye

Bullseye is the investment adviser to pooled investment vehicles, such as private hedge funds, as well as institutional separate accounts.  These accounts may pay Bullseye a higher fee, including an incentive allocation, than the fee Bullseye receives for sub-advising the Portfolio.  Bullseye may therefore have an incentive to favor such higher fee paying accounts over the Portfolio in the allocation of investment opportunities. Bullseye has developed and maintains trade allocation procedures that seek to ensure that all clients are treated fairly and equitably over time, and to prevent these conflicts from influencing the allocation of investment opportunities among clients.

Cross Ledge

Cross Ledge is the investment adviser to pooled investment vehicles, such as private hedge funds, as well as separate accounts of institutions and high net worth individuals.  These accounts may pay Cross Ledge a higher fee, including an incentive fee, than the fee Cross Ledge receives for sub-advising the Portfolio.  Cross Ledge may therefore have an incentive to favor such higher fee paying accounts over the Portfolio in the allocation of investment opportunities. Cross Ledge has procedures designed and implemented to ensure that all clients are treated fairly and equally, and to prevent these conflicts from influencing the allocation of investment opportunities among clients. Cross Ledge’s chief compliance officer updates these procedures as required to monitor any future conflicts that may arise.

Yorkville

Yorkville intends to identify, communicate, negotiate and resolve conflicts in a manner consistent with the best interests of its clients, regardless of the cause or origin of the conflict or whether it is attributable to Yorkville or a third-party.

Ascent

Where conflicts of interest arise between the Portfolio and other accounts managed by Ascent, including unregistered funds, ETFs or separate accounts, Ascent will proceed in a manner that ensures that the Portfolio will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by Ascent. In such instances, securities will be allocated in accordance with Ascent’s trade allocation policy.

Compensation

James Alpha Management

Messrs. Greene, Vitalie and Montague, as owners of James Alpha Management, are compensated solely through equity participation in the net income of James Alpha Management.  This includes participation in a discretionary profit sharing plan that benefits all employees.

Bullseye

Bullseye Asset Management LLC’s portfolio manager compensation structure has two primary components: (1) a discretionary annual cash bonus based on the profitability of the firm; and (2) a profit participation based on the incentive allocation derived from privately offered limited partnerships managed by the portfolio managers.  Bullseye believes this compensation structure aligns the portfolio managers’ interests with the interest of its clients.

Cross Ledge

Ms. Wachs, Mr. Bassett and Mr. Gladstein are compensated for their services as Portfolio Managers solely through equity participation in the net income of Cross Ledge Investments.

Yorkville

Messrs. Schuringa, Hug, Edelstein, Clairmont, Jenks, and Strasler are compensated for their services as Portfolio Managers through salary and an annual bonus. The annual bonus is related to overall contribution to performance, relative performance versus a benchmark, and delivering positive returns. No differences exist between methods used to evaluate the Portfolio Managers’ performance across different funds/strategies.

Ascent

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent.

Ownership of Securities

The Portfolio is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Portfolio as of the end of the most recently completed fiscal year. Because the Portfolio is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Portfolio.

CODE OF ETHICS. The Portfolio, the Manager, the Sub-Advisers and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolio. These codes are designed to protect the interests of the Portfolio’s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolio so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Portfolio to the Manager and any sub-adviser, which will vote such proxies in accordance with their respective proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolio’s shareholders, and those of the Advisers or an affiliated person of the Advisers.  In such a case, the Trust’s policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.  Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. Once the Portfolio commences operations, the actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Portfolio’s proxy voting policies and procedures will also be available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

SUPERVISION SERVICES

Saratoga services the Portfolio in a supervision capacity with responsibility to monitor the performance of that Portfolio’s outside service providers, assist in the review of the financial statements and other regulatory filings of the Portfolio and assist in the review of materials for board meetings related to the Portfolio.  Saratoga is also responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Portfolio.  For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from the Portfolio:  (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator.  The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

Administrative Services Payments. Shares of the Portfolio may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio.  In these situations, the Portfolio may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

PLANS OF DISTRIBUTION.  The Trust, on behalf of the Portfolio, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), under which that Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to Saratoga, the Manager, the Distributor or other entities.

The Distributor or other entities, including the Manager, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plans were adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on April 11, 2014.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the

Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional portfolios are created by the Board of Trustees, shares of each such portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Each Adviser/Sub-Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price.  If an Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or that Adviser.  The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The information and services received by the Advisers from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolio directly.  Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to the Portfolio and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to the Portfolio. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in the Portfolio’s assets. Each Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Advisers currently serves as investment manager to a number of clients and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolio and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of the Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of the Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of the Portfolio’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When the Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by the Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Portfolio expires on its stipulated expiration date or if the Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by the Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, the Portfolio and shareholders of Portfolio, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Portfolio will affect the amount and timing and character of the distributions made by the Portfolio.  Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. The Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” under Subchapter M of the Code. In order for the Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.  If the Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

•

Distribution Requirement —the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•

Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

The Portfolio generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. The Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If the Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by the Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

For taxable years of the Portfolio beginning after December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”)), the Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below).  A "qualified late year loss" includes:

(i)

any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  For taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations).  In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Portfolio. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.   Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Ordinary income dividends received by an individual shareholder may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by the Portfolio will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by the Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss  on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.  Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.  For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance.

The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.  Under the RIC Mod Act, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs.  Thus, if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change.  The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.  Additionally, if the Portfolio engages in a tax-free reorganization with another portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Portfolio will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Portfolio and may also be subject to U.S. estate tax.  For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2014 (or a later date, if extended by the U.S. Congress), the  Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly reported by the Portfolio to shareholders as paid from its “interest-related dividends” or “short-term capital gains dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Portfolio expects to withhold taxes on such distributions regardless of the fact that they may not be required to do so.  Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.  Under the Emergency Economic Stabilization Act of 2008, the Portfolio or its transfer agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Portfolio on or after January 1, 2012.

Exchanges of the Portfolio’s shares for shares of another fund, including shares of other portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and receives securities that are considered substantially identical to that Portfolio’s shares or reinvests in that Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Portfolio, including the risks and special tax consequences to them from a sale of shares of the Portfolio that is a “U.S. Real Property Holding Corporation” (generally, the Portfolio 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax.   For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

FATCA.   Effective July 1, 2014, the Portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders.  This section should be read in conjunction with the discussion above under  “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by the Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If the Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent the Portfolio should recognize market discount on a debt obligation, when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent the Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by the Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  The Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.  In certain cases, the Portfolio may make an election to treat such gain or loss as capital.

PFIC investments.  The Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. In addition, if the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. The Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, the Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions  —  Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool”

(referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by the Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio.  For purposes of testing whether the Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP).  All of the net income derived by the Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause the Portfolio to fail to qualify as a regulated investment company.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code.  Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity indexed-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying income for purposes of the Income Requirement. However, the Portfolio has not received such a private letter ruling, and the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Portfolio’s investments in such a subsidiary or commodity indexed-linked structured notes may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retrospective) that could affect whether income derived from such investments is qualifying income under the Income Requirement, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.  In addition, the Portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which the Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company.  The Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending.  While securities are loaned out by the Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of the Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   The Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding (currently, at a rate of 28%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of the Portfolio. An individual’s taxpayer identification number is his or her social security number. The Portfolio also must withhold if the IRS instructs it to do so.  Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolio.  The Manager and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Manager and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the Portfolio, together with shareholders of each other series of the Trust (together, “Trust Shareholders”) have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust’s outstanding shares may advise the Trustees in writing that they wish to communicate with Trust Shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the Portfolio’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or the Portfolio, shareholders of each class of shares of the Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of the Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio, and constitute the assets of the Portfolio. The assets of the Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular portfolio of the Trust will be allocated fairly among two or more portfolios by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of the Portfolio and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Portfolio’s obligations, and provides that the Portfolio shall indemnify any shareholder who is held personally liable for the obligations of the Portfolio. It also provides that the Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm of the Portfolio for the fiscal year ended August 31, 2014.  Their services include auditing the annual financial statements and financial highlights of the Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP,  located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

CUSTODY ADMINISTRATOR.  Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2,  Omaha, Nebraska 68130, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Portfolio’s dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” The Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund was new and financial statements were not yet available for the Fund.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      The Portfolio has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).

JAMES ALPHA MANAGEMENT, LLC

PROXY VOTING GUIDELINES

April 2014

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that James Alpha Management, LLC (“James Alpha”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by James Alpha shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. James Alpha has three overall objectives in exercising voting rights:

A. Responsibility. James Alpha shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. James Alpha seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, James Alpha seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, James Alpha shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, James Alpha shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, James Alpha shall conduct itself in the same manner as if James Alpha were the constructive owner of the securities.

5. To the extent reasonably possible, James Alpha shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. James Alpha, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that James Alpha shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, James Alpha shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While James Alpha may consider the views of third parties, James Alpha shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, James Alpha shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., James Alpha may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, James Alpha must be guided by its reasonable judgment to vote in a manner that James Alpha deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, James Alpha always favors compensation plans that align the interests of management and shareholders. James Alpha generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. James Alpha will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, James Alpha opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are James Alpha's guidelines on change of control issues:

Shareholder Rights Plans. James Alpha acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. James Alpha opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – James Alpha votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – James Alpha generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – James Alpha supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, James Alpha generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – James Alpha's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. James Alpha may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to James Alpha.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, James Alpha votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

James Alpha believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

James Alpha  shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which James Alpha votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of James Alpha shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of James Alpha shall have overall responsibility for ensuring that James Alpha complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by James Alpha:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether James Alpha voted on the matter

* If James Alpha voted, then how James Alpha voted

* Whether James Alpha voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by James Alpha and were deemed material to making a voting decision or that memorialized the basis for the decision.

James Alpha shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which James Alpha may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if James Alpha or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of James Alpha or its affiliate with the company or proponent. In the context of James Alpha, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of the parent company of Ascent Investment Advisors, LLC, an affiliate of James Alpha, has a material business relationship with a company that James Alpha has invested in on behalf of its clients, and James Alpha is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – James Alpha or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – James Alpha or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – James Alpha presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the James Alpha  portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, James Alpha shall vote in accordance with the advice of a proxy voting service. James Alpha currently uses ISS to provide advice on proxy voting decisions.

James Alpha’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of James Alpha is responsible for monitoring the relationships of ARES for purposes of James Alpha's Proxy Voting Guidelines.  For purposes of monitoring personal or familial relationships, the CCO of James Alpha shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of James Alpha if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of James Alpha shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of James Alpha determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case James Alpha again will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify James Alpha from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha, the CCO of James Alpha shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of James Alpha will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. James Alpha Funds

Proxies relating to portfolio securities held by any fund advised by James Alpha shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the

Board of Trustees of the James Alpha Multi Strategy Alternative Income Fund has delegated to James Alpha the responsibility for voting proxies on behalf of the Fund. The CCO of James Alpha shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of James Alpha shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of James Alpha. If the violation relates to any fund advised by James Alpha, the CCO of James Alpha shall report such violation to the CCO of the Fund.

ASCENT INVESTMENT ADVISORS, LLC

PROXY VOTING GUIDELINES

October 2009

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Ascent Investment Advisors, LLC (“AIA”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by AIA shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. AIA has three overall objectives in exercising voting rights:

  A. Responsibility . AIA shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

  B. Rationalizing Management and Shareholder Concerns . AIA seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

  C. Shareholder Communication . Since companies are owned by their shareholders, AIA seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, AIA shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, AIA shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, AIA shall conduct itself in the same manner as if AIA were the constructive owner of the securities.

5. To the extent reasonably possible, AIA shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. AIA, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that AIA shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, AIA shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While AIA may consider the views of third parties, AIA shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, AIA shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., AIA may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, AIA must be guided by its reasonable judgment to vote in a manner that AIA deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments . By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, AIA always favors compensation plans that align the interests of management and shareholders. AIA generally approves compensation plans under the following conditions:

10% Rule . The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price . The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments . Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors . Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options . Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. AIA will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features . We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership . We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting . Restricted stock awards normally should vest over at least a two-year period.

Other stock awards . Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, AIA opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are AIA's guidelines on change of control issues:

Shareholder Rights Plans . AIA acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes . AIA opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – AIA votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – AIA generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – AIA supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, AIA generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – AIA's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. AIA may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to AIA.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, AIA votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

AIA believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

AIA shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which AIA votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of AIA shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of AIA shall have overall responsibility for ensuring that AIA complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by AIA:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether AIA voted on the matter

* If AIA voted, then how AIA voted

* Whether AIA voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by AIA and were deemed material to making a voting decision or that memorialized the basis for the decision.

AIA shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which AIA may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if AIA or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of AIA or its affiliate with the company or proponent. In the context of AIA, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of AIA’s parent company, has a material business relationship with a company that AIA has invested in on behalf of its clients, and AIA is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – AIA or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – AIA or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – AIA presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the AIA portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, AIA shall vote in accordance with the advice of a proxy voting service. AIA currently uses ISS to provide advice on proxy voting decisions.

AIA’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of AIA is responsible for monitoring the relationships of ARES for purposes of AIA's Proxy Voting Guidelines.  For purposes of monitoring personal or familial relationships, the CCO of AIA shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of AIA if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of AIA shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of AIA determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that AIA will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case AIA again will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify AIA from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which AIA will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA, the CCO of AIA shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of AIA will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Ascent Funds

Proxies relating to portfolio securities held by any fund advised by AIA shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Global Real Estate Investments Fund has delegated to AIA the responsibility for voting proxies on behalf of the Fund. The CCO of AIA shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of AIA shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of AIA. If the violation relates to any fund advised by AIA, the CCO of AIA shall report such violation to the CCO of the Fund.

Bullseye Asset Management LLC – Proxy Voting Policies and Procedures

A.  Processing Proxy Materials

All domestic proxies received by Bullseye will be reviewed by a designated Bullseye person (the “Proxy Administrator”). The Proxy Administrator shall verify that the respective account owns the shares consistent with the dates indicated, that the proper account(s) has been identified, and that Bullseye has the authority to vote the respective proxies. Bullseye votes proxies on behalf of Bullseye clients by delegation of authority of those clients. Proxy materials shall then be forwarded to the Chief Investment Officer or his designee for action. The Chief Investment Officer (or his designee) shall vote proxies consistent with these policies and procedures (to the extent not inconsistent with any restrictions imposed by individual clients), and shall then return the proxy materials to the Proxy Administrator. Prior to submitting the voted proxy materials, the Proxy Administrator shall record all information that must be maintained pursuant to Rule 206(4)-6 of the Advisers Act. Such information shall be maintained in a format consistent with the form attached hereto [See Appendix H]. Any materials considered by the Chief Investment Officer (or his designee) in making the voting decision should be attached to the form.

B.  General Voting Policies

(1)

It is the general policy of Bullseye that Bullseye will not vote proxies. Should Bullseye change its policies to vote proxies, the following policies and procedures are in place. It is the general policy of Bullseye that proxy-voting decisions will be made in the best interest of the respective client. Bullseye will exercise its fiduciary responsibilities to vote proxies for shares for which it maintains investment discretion unless such power to vote has been retained by the appointing fiduciary in an investment management agreement. Bullseye will not accept direction regarding the voting of proxies over which it has discretion from any third party. Similarly, Bullseye will not be influenced by sources whose interests conflict with the interests of clients. It is the general policy of Bullseye to resolve conflicts of interest in favor of its clients. To the extent that Bullseye reasonably believes that it cannot resolve a conflict of interest involving a client account, it shall endeavor to communicate with the client or respective trustee to reach a just resolution of the conflict, and then vote (or abstain) accordingly.

(2)

Due to the relatively small size of Bullseye, and the limited number of proxies received annually, generally, Bullseye votes proxies on a case-by-case basis. As a general rule, Bullseye votes proxies with management unless there are compelling reasons not to do so. In light of the fact that strong management is a factor considered by Bullseye in making investment recommendations and decisions, Bullseye finds it appropriate to recognize that strong management reasonably contemplates sound decision-making processes.

(3)

As a fundamental premise, Bullseye's proxy voting procedures generally will seek to achieve three objectives:  (i) promoting accountability for corporate functions; (ii) maintenance of alignment between management and shareholder interests; and (iii) promoting effective disclosure. To the extent that proxy issues foster these three areas of corporate governance, and in the opinion of Bullseye serve to increase shareholder value, generally, Bullseye will support them.

(4)

Generally, Bullseye will consider uncontested elections and approval of auditors to be routine matters, and will vote with management. To the extent that Bullseye perceives that prospective auditors are not independent or that the results of uncontested elections may have an adverse impact on shareholders, Bullseye reserves the right to withhold its vote or to vote against management.

(5)

Bullseye recognizes that certain proposals in the area of corporate governance are non-routine, and require special attention. These areas include, but are not limited to:  classified boards, removal of directors for cause or by a super-majority vote, cumulative voting, unequal voting rights proposals, actions to limit shareholder rights, proposals to vote unmarked proxies in favor of management, preemptive rights, change in state of incorporation, proposals to increase the company's authorized shares and shareholder proposals. Bullseye will also scrutinize takeover defense actions and proposed changes to compensation plans. Again, to the extent that these issues involve an assessment of the extent to which the decision will serve to augment or dilute shareholder value, voting decisions are made on a case-by-case basis. For example, increases in director compensation may be necessary to preserve director alignment with the interests of shareholders, but on the other hand, excessive increases in director compensation may have a dilutive effect on shareholder value. Similarly, Bullseye recognizes the importance of preserving a shareholder voice in corporate activities. At the same time, however, Bullseye recognizes that shareholder activism may have an adverse impact on the ability of elected directors to efficiently manage the day-to-day activities of the business.

(6)

Bullseye does not have a policy regarding voting practices on social and corporate responsibility issues other than its general policy to make voting decisions in the best interest of the respective client.

C.  Adviser Act Record Keeping—Bullseye will maintain the following records:

(1)

proxy voting policies and procedures;

(2)

proxy statements received regarding client securities;

(3)

record of votes cast on behalf of clients;

(4)

record of clients' requests for voting information; and

(5)

any documents prepared by Bullseye that were material to making its decision on how to vote, or that memorialize the basis for the decision.

D.  Disclosure of Voting Information pursuant to the Advisers Act

Bullseye will provide a concise summary of its proxy voting policies and procedures to a client at or before the time of entering into an advisory relationship. The disclosure may be in the form of an attachment to the advisory agreement, or via disclosure in Form ADV. Upon request, Bullseye will provide to clients a copy of Bullseye's complete policies and procedures. Bullseye will also provide, upon request, information to individual clients about how Bullseye voted with respect to their securities.

CROSS LEDGE INVESTMENTS, LLC

PROXY VOTING GUIDELINES

Proxy Voting

This Policy has been adopted by Cross Ledge Investments LLC (CLI) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom CLI performs investment management services and is authorized and required to vote or consider voting proxies.

This Policy is intended by CLI to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by CLI, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of CLI’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and CLI have agreed that CLI shall vote a specific security or all securities in an Account, CLI may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when CLI believes the costs of voting exceed the likely benefit to the Investment Client, or when CLI believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy’s voting objectives that CLI be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by CLI, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by CLI on the issue), to be inconsistent with the objectives of this Policy.

Accordingly, CLI understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

CLI is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does CLI control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond CLI’s control may at times prevent CLI from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct CLI or another person to vote the proxies;

(b) If CLI is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c) CLI may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by CLI and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons

(which may include proxy voting services or agents engaged by CLI);

(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by CLI) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below;

and

(f) Recordkeeping in accordance with “Recordkeeping”, below.  The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by CLI.  Any portion or all of any one or more of these functions may be performed by service providers engaged by CLI.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. CLI may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for the particular stock is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy.  The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

 (i) Whether we cast the vote for or against management.

CLI may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by CLI.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not CLI is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of CLI not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that CLI may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. CLI may choose not to vote an Investment Client’s shares in a “share blocking” market if CLI believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. CLI will exercise its judgment subject to any specific voting instructions agreed to between CLI and the Investment Client.

Certain non-US markets require that CLI provide a power of attorney to give local agents authority to carry out CLI’s voting instructions. While CLI will make efforts to comply with relevant local market rules, CLI frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) CLI may not have the required Investment Client information that the local market requires, (ii) CLI may deem the expense too great, or (iii) CLI may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent CLI from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if CLI is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

 (b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d) Evaluate the performance of any proxy voting services or agents employed by CLI, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a) Copies of this Policy as from time to time revised or supplemented;

(b) A copy of each proxy statement that CLI receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(c) Voting Results for each Investment Client;

(d) A copy of any document created by CLI that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e) A copy of each written Investment Client request for information on how CLI voted proxies on behalf of the Investment Client, and a copy of any written response by CLI to any (written or oral) Investment Client request for information on how CLI voted proxies on behalf of the requesting Investment Client; and

(f) Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a) All written reports arising from annual reviews of policy function; and

(b) Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix.

The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to CLI promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which CLI has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which CLI is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of CLI.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of CLI or any affiliate, and the duties of CLI to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended.

Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA. “Investment Client” means any person with whom CLI has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom CLI is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of CLI

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“CLI” means Cross Ledge Investments LLC

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Yorkville Capital Management LLC

PROXY VOTING GUIDELINES

Each proxy issue will be considered on a case-by-case basis. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, the Company will exercise its best judgment as a fiduciary to vote in accordance with the best interests of its Clients.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), the Company will vote in accordance with the recommendation of the company’s management, unless, in the Company’s opinion, such recommendation is not in the best interests of its Clients. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

• Ratification of appointment of independent auditors

• General updating/corrective amendments to charter

• Increase in common share authorization for a stock split or share dividend

• Stock option plans that are incentive based and not excessive

• Election of directors and payment of fees (unless such fees exceed market standards)

Non-routine matters may involve a variety of issues. The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

• Directors’ liability and indemnity proposals

• Executive compensation plans

• Mergers, acquisitions, and other restructurings submitted to a shareholder vote

• Anti-takeover and related provisions

• Shareholder Proposals

Shareholder Proposals

In general, the Company will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, the Company will support shareholder proposals that are consistent with the Company’s proxy voting guidelines for board-approved proposals.

Generally, shareholder proposals related to the following items are supported:

• Confidential voting

• Bylaw and charter amendments only with shareholder approval

• Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

• Limitations on the tenure of directors

• Cumulative voting

• Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

• Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Abstaining from Voting or Affirmatively Not Voting

The Company may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if the Company determines that abstaining or not voting is in the best interests of its Clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g. travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.